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                                                                   EXHIBIT 10.35


                              COMMERCIAL MORTGAGE

                        THIS IS A FUTURE ADVANCE MORTGAGE

         THIS MORTGAGE is made on January 1, 2005 by and between the Grantor, as herein defined, and Star Insurance Company, a Michigan corporation ("Lender"), whose address is 26255 American Drive, Southfield, Michigan 48034.

         IN CONSIDERATION of loans, advances or other financial accommodations from the Lender to the Grantor and/or the Borrower, Grantor does hereby covenant, promise and agree to and with the Lender, which covenants, promises and agreements shall, to the extent permitted by law, be deemed to run with the land, as follows:

         1. DEFINITIONS. The following terms shall have the following meanings when used in this Mortgage:


         a. "Borrower" or "GRANTOR" means Meadowbrook Insurance Group, Inc., a Michigan corporation organized under the laws of the State of Michigan, whose chief executive office or residence is located at 26255 American Drive, Southfield, Michigan 48034.

         b. "LEASE(S)" means and includes all leases and rental agreements (including, without limitation, oil and gas leases and any specific lease(s) described in an attachment to this Mortgage), written or unwritten, now or hereafter demising the Property in whole or in any part, and all amendments, modifications, extensions, renewals, substitutions and replacements for any of the foregoing.

         c. "LIABILITIES" means all loans, advances or other financial accommodations, including any renewals or extensions thereof, from the Lender to Grantor and/or the Borrower and any and all liabilities and obligations of any and every kind and nature heretofore, now or hereafter owing from Grantor and/or the Borrower to the Lender, however incurred or evidenced, whether primary, secondary, contingent or otherwise, whether arising under the Note, and any and all extensions and renewals thereof, this Mortgage, under any other security agreement(s), promissory note(s), guaranty(s), mortgage(s), lease(s), instrument(s), document(s), contract(s), letter(s) of credit or similar agreement(s) heretofore, now or hereafter executed by Grantor and/or Borrower and delivered to the Lender, or by oral agreement or by operation of law plus all interest, costs, expenses and reasonable attorney fees which may be made or incurred by the Lender in the disbursement, administration or collection of such liabilities and obligations and in the protection, maintenance and liquidation of the Property and the performance of the covenants and conditions of this Mortgage, and ANY FUTURE ADVANCES, WITH INTEREST THEREON, made to Grantor and/or the Borrower by the Lender which are secured by this Mortgage pursuant to the provisions hereof.

         d. "NOTE" means a promissory note from the Borrower to the Lender in the principal amount of Ten Million Six Hundred Seven Thousand Nine Hundred Fifty-Three Dollars ($10,607,953) of even date herewith.



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         e.       "PROPERTY" means the premises situated in the State of
                  Michigan described in Exhibit "A" attached hereto, together with (1) all the estate, title, interest and rights of Grantor in such premises and all buildings and improvements of every kind and description now or hereafter placed on such premises,
                  (2) all of the rents, profits, and leases of such premises, and the tenements, hereditaments, easements, privileges and appurtenances with respect to such premises, including heretofore or hereafter vacated alleys and streets abutting the premises, (3) all goods (including furniture, fixtures, equipment and appliances), accounts, books and records and general intangibles now owned or hereafter acquired by Grantor and now or at any time hereafter related to, affixed to, attached to, placed upon or used in any way in connection with the ownership, use, occupancy or operation of such premises (except leased equipment and trade fixtures which, in either case, are readily removable without damaging or reducing the value or utility of the premises or the improvements thereto), including, but not limited to, all lighting, heating, cooling, ventilating, air conditioning, plumbing, sprinkling, communicating and electrical systems, and machinery, appliances, fixtures and equipment pertaining thereto, awnings, stoves, refrigerators, dishwashers, disposals, incinerators, carpeting and drapes, and all other furniture, fixtures, equipment and appliances of every type, nature and description, (4) any and all awards or payments, including interest thereon, and the right to receive the same, which may be made with respect to the premises as a result of (a) the exercise of the right of eminent domain, (b) the alteration of the grade of any street, (c) any loss of or damage to any building or other improvement on the premises, (d) any other injury to or decrease in the value of the premises or (e) any refund due on account of the payment of real estate taxes, assessments or other charges levied against or imposed upon the premises, to the extent of all amounts which may be secured by this Mortgage at the date of receipt of any such award or payment by the Lender, and of the reasonable counsel fees, costs and disbursements incurred by the Lender in connection with the collection of such award or payment, (5) all of Borrower's rights, title and interest in, to and under all present and future land contracts, sales agreements and/or option agreements relating to the premises or any portion thereof and Borrower's rights under all construction contracts and all plans and specifications relating to the premises, and
                  (6) all of Borrower's rights, title and interest in, to and under all present and future permits, licenses, liquor licenses, authorizations, franchises, management agreements used or intended to be used in connection with the ownership or operation of the premises or any portion thereof, and all names, trade names, trademarks, logos and material used to advertise the premises and all variations thereof.

         2. GRANT OF MORTGAGE. Grantor does hereby MORTGAGE and WARRANT to the Lender and its successors and assigns forever the Property and grants to the Lender and its successors and assigns a continuing security interest in the Property to secure the timely repayment and performance of the Liabilities, to have and to hold the Property, with all of the tenements, hereditaments, easements, appurtenances and other rights and privileges thereunto belonging or in any manner now or hereafter appertaining thereto, for the use and benefit of the Lender upon the conditions hereinafter set forth.

         3. FUTURE ADVANCES. Upon request of Grantor, the Lender at the Lender's option prior to release of this Mortgage, may make future advances to Grantor. Such future advances, with interest thereon, shall be secured by this Mortgage when evidenced by promissory notes stating that they are secured hereby.

         4. COVENANT TO PAY LIABILITIES. Grantor shall promptly pay and perform all Liabilities for which it is liable or obligated in accordance with the terms thereof. Grantor acknowledges and agrees that this Mortgage shall not be extinguished and the priority of this Mortgage shall not be altered in any way until a Mortgage discharge has been executed by the Lender and recorded in the proper county, even if the Liabilities are reduced to a balance of zero at any time or from time to time.





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         5.       COVENANT OF TITLE. At the time of the execution and delivery of this Mortgage, Grantor is the owner of the Property in fee simple, free of all easements, liens and encumbrances whatever (other than those easements of record as of the date hereof, the rights of the public in any part of the Property used or taken for road purposes and any other mortgages, liens or encumbrances to which the Lender has consented in writing), and will forever warrant and defend the same against any and all other claims whatever, and the lien created hereby is and will be kept as a valid lien upon the Property and every part thereof, subject only to the foregoing exceptions.

         6. MAINTENANCE OF PROPERTY. Grantor shall at all times preserve and maintain the Property in good repair, working order and condition and shall make all necessary improvements and repairs so the value and efficiency of the Property is at all times maintained and Lender's security is not impaired. Lender shall have the right to enter upon and inspect the Property at all reasonable times and if, upon inspection of the Property, Lender determines the Property or any part thereof requires repair, maintenance, or care of any kind which the Grantor, after notice from Lender, fails to perform, Lender may declare Grantor to be in default under this Mortgage and may, at Lender's option, by its agent, enter, repair and care for the Property, paying such amount therefor as the Lender deems appropriate, and all costs incurred by Lender shall be added to the Liabilities secured by this Mortgage.

         7. PAYMENT OF TAXES, LIENS AND INSURANCE. Grantor shall pay when due all taxes, assessments, and governmental charges levied upon the Property and all claims, liens, encumbrances, levies, judgments and charges which are at any time levied, recorded, placed upon, or assessed against the Property, and shall promptly deliver to Lender receipts evidencing such payment; provided, however, that Grantor will not be required to pay any tax, assessment, governmental charge, claim, lien, encumbrance, levy, judgment or charge if Grantor is in good faith contesting the validity thereof and has provided for payment of the entire amount of any such contested tax, assessment, governmental charge, claim, lien, encumbrance, levy, judgment or charge in a cash reserve deposited with Lender or in such other manner as is satisfactory to Lender. Unless Lender and Grantor otherwise agree in writing, Grantor shall pay to Lender with Grantor's payments of principal and interest, a pro rata portion of the taxes, assessments, and insurance premiums next to become due, as estimated by Lender, so Lender has sufficient funds on deposit to enable Lender to pay in full all taxes, assessments, and insurance premiums thirty (30) days before the due date thereof. All money so held by Lender will not bear interest, may be commingled by Lender with other funds, and after the occurrence of any default by Grantor may be applied by Lender to the Liabilities.

         8. INSURANCE. Until the Liabilities are fully satisfied, Grantor will keep the Property continuously insured against loss by fire, windstorm and other hazards, casualties and contingencies, including vandalism and malicious mischief, in such amounts and for such periods as may be required by the Lender. Grantor shall pay promptly when due all premiums for such insurance and deliver to the Lender, upon request, receipts showing such payment. All insurance shall be carried in companies approved by the Lender and the policies and renewals thereof shall be held by, and pledged to, the Lender (unless the Lender shall direct or permit otherwise) as additional security hereunder, and shall have attached thereto a mortgagee clause acceptable to the Lender, making all loss or losses under such policies payable to the Lender, its successors and assigns, as its or their interest may appear. In the event of loss or damage to the Property, Grantor shall give immediate notice in writing by mail to the Lender, who may make proof of loss if not made promptly by Grantor.

         In the event the amount of the loss is an amount equal to twenty percent (20%) of the principal amount of the Liabilities or less, the insurance proceeds shall be released to the Grantor, upon request by the Grantor. Grantor shall be obligated to use such proceeds to restore or repair the Property unless the Lender otherwise specifies in writing.

         In the event the amount of the loss is greater than an amount equal to twenty percent (20%) of the principal amount of the Liabilities each insurance company concerned is hereby authorized and directed upon request by the Lender, to make payment for such loss, to the extent of the Liabilities, directly to the Lender instead of to Grantor and the Lender jointly. Provided there has occurred no Event of Default hereunder nor any event which with notice or the passage of time or both would become an Event of Default hereunder and further provided that the Lender shall


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reasonably determine that sufficient funds are available from insurance proceeds and any funds to be provided by Grantor to repair or restore the Property within a reasonable time and that such repair or restoration is economically feasible, the Lender agrees, upon request by the Grantor, to apply the insurance proceeds to repair or restore the Property, after reimbursement of all costs and expenses of the Lender in collecting such proceeds, subject to the following terms and conditions:

         a. The Lender shall retain all insurance proceeds in a non-interest bearing escrow account to be disbursed to pay the costs of repair or restoration in accordance with procedures reasonably established by the Lender.

         b. All plans and specifications for repair or restoration shall be approved by the Lender prior to the commencement of any repair or restoration.

         c. All repair or restoration shall be done by or under the direction of Grantor, shall be in accordance with the approved plans and specifications, shall be in a workmanlike manner free from all defects, shall be in compliance with all statutes, ordinances, rules and regulations applicable thereto and shall be completed free of all construction liens except those being contested in good faith by appropriate proceedings and with respect to which Grantor shall have provided the Lender satisfactory security.

         d. The Lender shall have the right, at Grantor's expense, to inspect all repairs and restoration and, if the Lender reasonably determines that any work or materials are not in conformity with the approved plans and specifications or other requirements of sub-paragraph (c) above, to stop the work and order replacement or correction thereof by Grantor.

         e. The Lender shall not be obligated to make disbursements more frequently than monthly and the remaining undisbursed proceeds shall always be sufficient to meet the total estimated remaining costs to complete the repair or restoration.

         f. All insurance proceeds in excess of the amounts necessary to repair or restore the Property may be applied, at the Lender's option, to the Liabilities (without penalty for prepayment), to fulfill any other covenant herein or any other obligation of Grantor to the Lender, or released to Grantor.

         In the event all of the conditions to the use of the insurance proceeds to repair or restore the Property which are outlined above are not satisfied, the Lender, at its option, may apply the insurance proceeds or any part thereof, first, toward reimbursement of all costs and expenses of the Lender in collecting such proceeds, and then, to the Liabilities (without any penalty for prepayment), to fulfill any other covenant herein or any other obligation of Grantor to the Lender, or to the restoration or repair of the Property. Application by the Lender of any insurance proceeds to the Liabilities shall not excuse, extend or reduce the regularly scheduled payments due thereunder. In the event of foreclosure of this Mortgage or other transfer of title to the Property in extinguishment of the Liabilities, all right, title and interest of Grantor in and to any insurance policies then in force shall pass to the purchaser or grantee and Grantor hereby appoints the Lender its attorney-in-fact, in Grantor's name, to assign and transfer all such policies and proceeds to such purchaser or grantee.

         If at any time the Property is identified by the Director of the Federal Emergency Management Agency or any other person or entity designated with such responsibility under the National Flood Insurance Act of 1968, Flood Disaster Protection Act of 1973 and the National Flood Insurance Reform Act of 1994, all as amended (collectively called the "Flood Act"), as being located in a flood hazard area, Grantor shall keep the Property covered by flood insurance in such amount as is required by Lender and in at least the amount required by the Flood Act and all regulations issued thereunder.



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         9.       EMINENT DOMAIN. In the event the entire Property is taken
under the power of eminent domain, the entire award or payment in lieu of condemnation, to the full extent of the Liabilities, shall be paid to the Lender. The Lender shall apply such award or payment, first, toward reimbursement of all of the Lender's costs and expenses incurred in connection with collecting such award or payment, and then, at the Lender's option, to the Liabilities (without any penalty for prepayment), to fulfill any other covenant herein or to any other obligation of Grantor to the Lender.

         In the event of a partial taking of the Property under the power of eminent domain, the entire award or payment in lieu of condemnation, to the full extent of the Liabilities, shall be paid over to the Lender. Provided there has occurred no Event of Default hereunder, nor any event which with notice or the passage of time or both would become an Event of Default hereunder, and the Lender shall reasonably determine that sufficient funds are available from the award or payment and any funds to be provided by Grantor to repair or restore the remaining portion of the Property within a reasonable time and that such repair or restoration is economically feasible, the Lender agrees, upon request by the Grantor, to apply the award or payment to repair or restore the remaining portion of the Property, after reimbursement of all costs and expenses of the Lender in collecting the award or payment, subject to the following terms and conditions:

         a. The Lender shall retain the award or payment in a non-interest bearing escrow account to be disbursed to pay the costs of repair or restoration in accordance with procedures reasonably established by the Lender.

         b. All plans and specifications for repair or restoration shall be approved by the Lender prior to the commencement of any repair or restoration.

         c. All repair or restoration shall be done by or under the direction of Grantor, shall be in accordance with the approved plans and specifications, shall be in a workmanlike manner free from all defects, shall be in compliance with all statutes, ordinances, rules and regulations applicable thereto and shall be completed free of all construction liens except those being contested in good faith by appropriate proceedings and with respect to which Grantor shall have provided the Lender satisfactory security.

         d. The Lender shall have the right, at Grantor's expense, to inspect all repairs and restoration and, if the Lender reasonably determines that any work or materials are not in conformity with the approved plans and specifications or other requirements of sub-paragraph (c) above, to stop the work and order replacement or correction thereof by Grantor.

         e. The Lender shall not be obligated to make disbursements more frequently than monthly and the remaining undisbursed proceeds shall always be sufficient to meet the total estimated remaining costs to complete the repair or restoration.

         f. All proceeds of the award or payment in excess of the amounts necessary to repair or restore the Property may be applied, at the Lender's option, to the Liabilities (without penalty for prepayment), to fulfill any other covenant herein or any other obligation of Grantor to the Lender, or released to Grantor.

         In the event all of the conditions to the use of the award or payment to repair or restore the Property which are outlined above are not satisfied, the Lender, at its option, may apply the award or payment or any part thereof, first, toward reimbursement of all costs and expenses of the Lender in collecting such award or payment, and then, to the Liabilities (without any penalty for prepayment), to fulfill any other covenant herein or any other obligation of Grantor to the Lender, or to the restoration or repair of the Property. Application by the Lender of any condemnation award or payment or portion thereof to the Liabilities shall not excuse, extend or reduce the regularly scheduled payments due thereunder. The Lender is hereby empowered in the name of Grantor to receive, and give acquittance

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for, any such award or payment, whether it is joint or several; provided, however, that the Lender shall not be held responsible for failure to collect any such award or payment, regardless of the cause of such failure.

         10. REMOVAL OF IMPROVEMENTS. Except for replacement, maintenance, and relocation in the ordinary course of business, Grantor shall not remove from the Property any improvement, accessions, fixtures, machinery, or equipment pertaining to or forming a part of the Property without Lender's prior written consent. All replacements shall be with improvements, fixtures, machinery and equipment of the same or better quality than those replaced.

         11. LENDER'S RIGHT TO MAKE EXPENDITURES. Should an Event of Default occur hereunder as a result of Grantor's failure to pay any taxes or assessments or procure and maintain insurance or make necessary repairs to the Property, the Lender may pay such taxes and assessments, effect such insurance and make such repairs, and the monies so paid by it shall be a further lien on the Property, payable forthwith, with interest at the highest rate applicable to the Liabilities. The Lender may make advances without curing the Event of Default and without waiving the Lender's right of foreclosure or any other right or remedy of the Lender under this Mortgage. The exercise of the right to make advances pursuant to this paragraph shall be optional with the Lender and not obligatory and the Lender shall not be liable in any case for failure to exercise such right or for failure to continue exercising such right once having exercised it.

         12. COMPLIANCE WITH LAW. Grantor will comply promptly with all laws, ordinances, regulations and orders of all public authorities having jurisdiction over the Property relating to the use, occupancy and maintenance thereof, and shall upon request promptly submit to the Lender evidence of such compliance. Nothing herein shall be deemed to prohibit Grantor from contesting the enforceability or applicability of any law, ordinance, regulation or order; provided, however, that the Lender, in its sole discretion, may require that Grantor comply with any such law, ordinance, regulation or order during the pendency of any such contest and all appeals therefrom. Grantor will not permit the Property or any portion thereof to be used for any unlawful purpose.

         13. ENVIRONMENTAL WARRANTIES, COMPLIANCE, AND INDEMNIFICATION. Grantor represents and warrants to Lender that neither Grantor nor any prior lessee, owner or operator of the Property has violated any Environmental Laws (as subsequently defined) which concern or affect the Property or any part thereof. Grantor agrees to at all times strictly observe and promptly comply with all Environmental Laws. Grantor agrees to notify the Lender, not later than ten (10) days after Grantor's receipt, of any letter, notice, summons, complaint, citation, investigation, or other communication issued by or on behalf of any governmental agency or department, or private person, regarding any complaint or alleged violation of any Environmental Law concerning the Property. Grantor agrees to indemnify and hold the Lender harmless from any and all losses, costs, suits, harm, liability, and damages of any and every kind, including reasonable attorney fees, which result from or are related to any violation(s) by Grantor or Grantor's predecessors in title to the Property of any Environmental Laws, and agrees that such indemnity shall survive the foreclosure or discharge of this Mortgage and shall continue so long as Lender has any interest in or liability for the Property. Grantor agrees to allow the Lender or its agent access to the Property to confirm Grantor's compliance with all Environmental Laws and Lender may at any time, at Grantor's sole cost and expense, hire, or require Grantor to hire, an environmental consultant to inspect, test and audit the Property and advise the Lender concerning Grantor's compliance with Environmental Laws. Any costs paid by Lender for violations of Environmental Laws or to hire an environmental consultant shall be added to the Liabilities secured by this Mortgage. If Grantor shall lease the Property or any part thereof, Grantor agrees to specifically provide in any such lease(s) that Lender or its agent shall have access to the leased premises to insure the lessee's full compliance with all Environmental Laws and any lessee violation of any Environmental Law shall constitute a violation of Grantor's environmental warranties and agreements under this Mortgage. The term "Environmental Laws" shall mean all laws, regulations and rules of the United States of America, State of Michigan, local authorities and their respective agencies and departments which pertain to the environment including, but without limitation, the Clean Air Act (42 USC 7401 et seq.), Clean Water Act (33 USC 1251 et seq.), Resource Conservation and Recovery Act of 1976 (42 USC 6901 et seq.), Comprehensive Environmental Response, Compensation and Liability Act of 1980 (42 USC 9601 et seq.), Hazardous Materials Transportation Act (49 USC 1801 et seq.), Solid Waste Disposal Act (42 USC 6901 et seq.), Toxic Substances

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Control Act (15 USC 2601 et seq.), and the Michigan Natural Resources and
Environmental Protection Act (MCL 324.101 et seq.), as each of such laws have been or are hereafter amended, together with all rules and regulations promulgated by the U.S. Environmental Protection Agency or the Michigan Departments of Natural Resources or of Environmental Quality, and all additional environmental laws, rules and regulations in effect on the date of this Mortgage and as are hereafter enacted. The provisions of this Section shall survive the termination, satisfaction, release and discharge of this Mortgage and/or any or all of the Liabilities.

         14. ASSIGNMENT OF RENTS AND LEASES. As additional security for the Liabilities and performance of the covenants and agreements set forth herein, pursuant to Michigan Compiled Laws 565.81 et seq. and Michigan Compiled Laws
554.231 et seq., each as amended, Grantor hereby assigns to the Lender, and grants Lender a security interest in, any oil and gas located in, on or under the Property, any and all Leases of the Property, and all rents, issues, income and profits derived from the use of the Property or any portion thereof, whether due or to become due. These assignments shall run with the land and shall be good and valid against Grantor and all persons claiming by, under, or through Grantor from the date of recording of this Mortgage and shall continue to be operative during foreclosure or any other proceedings taken to enforce this Mortgage. If any foreclosure sale results in a deficiency, the assignments shall continue as security during the foreclosure redemption period.

         Grantor covenants with and warrants to Lender that as of the date of this Mortgage:

         a. Each Lease is in full force and effect and there are no defaults existing thereunder; and

         b. Grantor has not, except as may be described in an attachment, if any, to this Mortgage: (1) executed or granted any prior assignment, encumbrance, or security interest in any Lease or the rentals thereunder; (2) performed any acts or executed any other instruments or agreements which would limit or prevent Lender from obtaining the benefit of and exercising its rights conferred by this Mortgage; or (3) executed or granted any modification of any Lease, either orally or in writing.

and, as of the date of this Mortgage and for so long as any of the Liabilities remains unpaid or unperformed:

         c. Grantor shall promptly inform Lender of, assign, and deliver, any subsequent Lease of the Property or any part thereof, and make, execute and deliver to the Lender, upon demand, any and all documents, agreements and instruments as may, in Lender's opinion, be necessary to protect the Lender's rights under this Mortgage; provided, that Grantor's failure to do so will not impair Lender's interest in or rights with respect to any subsequent Lease, nor in any way affect the applicability of this Mortgage to such Lease and the unpaid rents due or to become due thereunder.

         d.       Grantor shall not, without the prior written consent of
Lender: (1) Cancel or accept surrender of a Lease; (2) modify or alter a Lease in any way, either orally or in writing; (3) reduce the amount of or postpone payment of any Lease rents; (4) consent to any assignment of the lessee's interest in a Lease, or any subletting thereunder; (5) collect or accept payment of rents under a Lease for more than one (1) month in advance; (6) make any other assignment, pledge, encumbrance, or other disposition of a Lease or any Lease rents, issues, income or profits.

Any of the above acts, if done without the Lender's prior written consent, shall be null and void; and

         e. Grantor shall perform and discharge each and every obligation, covenant, and agreement required to be performed by the landlord under any Lease and should Grantor fail to do so the Lender, at Lender's sole option and without releasing Grantor from any such obligation, may make or do the same in such manner and to such extent as the Lender deems necessary to protect its rights and interests under this Mortgage. Any and all costs, expenses and sums paid by the Lender in performing under any Lease, including reasonable attorney fees, shall be added to the Liabilities secured by this Mortgage. This assignment of rents is given as collateral security only and will not be construed as obligating Lender to perform any of the covenants or undertakings required to be performed by Grantor under any Lease.

         15. ASSIGNMENT OF CONTRACTS AND AGREEMENTS. Grantor hereby assigns to the Lender, as further security for the Liabilities, Grantor's interest in all agreements, contracts (including contracts for the lease or sale of the Property or any portion thereof), licenses and permits affecting the Property. Such assignment shall not be construed as a consent by the Lender to any agreement, contract, license, or permit so assigned, or to impose upon the Lender any obligations with respect thereto. Grantor shall not cancel or amend any of the agreements, contracts, licenses and permits hereby assigned (nor permit any of the same to terminate if they are necessary or desirable for the operation of the Property), except in the ordinary course of business, without first obtaining, on each occasion, the written approval of the Lender. This paragraph shall not be applicable to any agreement, contract, license or permit that terminates if it is assigned without the consent of any party thereto (other than Grantor) or issuer thereof, unless such consent has been obtained or this assignment is ratified by such party or issuer; nor shall this paragraph be construed as a present assignment of any agreement, contract, license or permit that Grantor is required by law to hold in order to operate the Property for the purposes intended.

         16. DUE ON SALE. The Lender in making the loan secured by this Mortgage is relying upon the integrity of Grantor and its undertaking to maintain the Property. If Grantor should (a) sell, transfer, convey or assign the Property, or any right, title or interest therein, whether legal or equitable, whether voluntarily or involuntarily, by outright sale, deed, installment sale contract, land contract, contract for deed, leasehold interest (other than leases to tenants) with a term greater than three years, lease option contract or any other method of conveyance of real property interests; or
(b) cause, permit or suffer any change in the current ownership or management of the Grantor; or (c) cause, permit or suffer any change in the current management and control of the Property or in the degree of control Grantor exercises or is empowered to exercise over the decisions affecting the ownership and operation of the Property as of the date hereof, then, and in any such event, the Lender shall have the right at its sole option thereafter to declare all sums secured hereby and then unpaid to be due and payable forthwith although the period limited for the payment thereof shall not then have expired, anything contained to the contrary hereinbefore notwithstanding, and thereupon to exercise all of its rights and remedies under this Mortgage. If the ownership of the Property, or any part thereof, becomes vested in a person other than the Grantor (with or without the Lender's consent), the Lender may deal with such successor or successors in interest with reference to this Mortgage, and the Liabilities, in the same manner as with the Grantor, without in any manner vitiating, releasing or discharging the Grantor's liability hereunder or upon the Liabilities. No sale of the Property and no forbearance or extensions by the Lender of the time for payment of the Liabilities or the performance of the covenants and agreements herein provided shall in any way operate to release, discharge, modify, change or affect the lien of this Mortgage or the liability of Grantor, if any, on the Liabilities or for the performance hereof, either in whole or in part.

         17. SECONDARY FINANCING. Grantor will not, without the prior written consent of the Lender, mortgage or pledge the Property or any part thereof as security for any other loan or obligation of Grantor. If any such mortgage or pledge is entered into without the prior written consent of the Lender, the entire Liabilities, may, at the option of the Lender, be declared immediately due and payable without notice. Further, Grantor also shall pay any and all other obligations, liabilities or debts which may become liens, security interests, or encumbrances upon or charges against the Property for any repairs or improvements that are now or may hereafter be made thereon, and shall not, without the Lender's prior written consent, permit any lien, security interest, encumbrance or charge of any kind to accrue and remain outstanding against the Property or any part thereof, or any improvements thereon, irrespective of whether such lien, security interest, encumbrance or charge is junior to the lien of this Mortgage. Notwithstanding the foregoing, if any personal property by way of additions, replacements or substitutions is hereafter purchased and installed, affixed or placed by Grantor on the Property under a security agreement, the lien or title of which is superior to the lien created by this Mortgage, all the right, title and interest of Grantor in and to any and all such personal property, together with the benefit of any deposits or payments made thereon by Grantor, shall nevertheless be and are hereby assigned to the Lender and are covered by the lien of this Mortgage.

         18. WASTE. Grantor's failure, refusal or neglect to pay any taxes or assessments levied against the Property or any insurance premiums due upon policies of insurance covering the Property will constitute waste under Michigan Compiled Laws 600.2927, and the Lender shall have a right to appointment of a receiver of the Property and of the rents and income from the Property, with such powers as the Court making such appointment confers. Grantor hereby irrevocably consents to such appointment in such event, and agrees that Lender's costs and expenses, including reasonable attorney fees, incurred in such proceeding shall be added to the Liabilities secured by this Mortgage. Payment by the Lender for and on behalf of Grantor of any delinquent taxes, assessments, or insurance premiums payable by Grantor under the terms of this Mortgage will not cure the default herein described nor in any manner impair the Lender's right to appointment of a receiver as set forth herein.

         19. REMEDIES UPON DEFAULT. Immediately upon the occurrence of an event of default under any of the Liabilities or any default in the performance of any of the covenants, conditions and agreements contained in this Mortgage (an "Event of Default"), the Lender may, in addition to and not in lieu of or substitution for, all other rights and remedies provided by law:

         a. ACCELERATE LIABILITIES. Without notice, except as expressly required by law, declare the entire unpaid and outstanding principal balance of the Liabilities, and all accrued interest, to be due and payable in full forthwith, and at the Lender's option, to bring suit therefor and to take any and all steps and institute any and all other proceedings that the Lender deems necessary to enforce the Liabilities and to protect the lien of this Mortgage.

         b. ADVANCE SUMS FOR OTHER LIENS. Upon the occurrence of any Event of Default arising out of the existence of any lien upon the Property, the Lender shall have the right (without being obligated to do so or to continue to do so), without notice to Grantor, to advance on and for the account of Grantor such sums as the Lender in its sole discretion deems necessary to cure such Event of Default or to induce the holder of any such lien to forbear from exercising its rights thereunder. The repayment of all such advances, with interest thereon at the highest rate applicable to the Liabilities from the date of each such advance, shall be secured hereby and shall be immediately due and payable without demand.

         c. MORTGAGE FORECLOSURE. To foreclose this Mortgage and sell the Property at public auction or venue pursuant to Michigan Compiled Laws 600.3201 et seq. or judicially foreclose this Mortgage under the provisions of Michigan Compiled Laws 600.3101 et seq., and Grantor agrees to pay all of Lender's costs and expenses, including reasonable attorney fees, which shall be added to the Liabilities secured by this Mortgage. At any foreclosure sale held under the foregoing Michigan statutes, Grantor agrees that in its foreclosure sale bid price the Lender shall be allowed to deduct from the appraised value of the
Property: (i) a brokerage commission of not more than ten percent (10%) of the Property value; (ii) the unpaid balance of any mortgage or other liens which have priority over the lien of this Mortgage; and (iii) the sum of all unpaid property taxes and assessments and insurance premiums due and to become due on the Property through the date upon which the foreclosure redemption period shall expire. Any foreclosure sale may, at the sole option of the Lender, be made en masse or in parcels, any law to the contrary notwithstanding, and Grantor hereby knowingly, voluntarily and intelligently waives any right to require any such foreclosure sale to be made in parcels or any right to select which parcels shall be sold. The proceeds of any foreclosure sale shall be applied, as the Lender elects, to the payment of Lender's collection and other expenses, including reasonable attorney fees, and/or payment of the Liabilities, with the surplus, if any, to Grantor or Grantor's successor in interest. Commencement of proceedings to foreclose this Mortgage in any manner authorized by law shall be deemed an exercise of the Lender's option to accelerate the Liabilities. After the date upon which the maturity of the Liabilities secured by this Mortgage has been accelerated, Lender acceptance of any amount(s) paid by Grantor less than the full unpaid principal balance of the Liabilities plus accrued interest, late charges and Lender's costs and expenses in this Mortgage described, shall not waive the default or acceleration, but shall only be credited upon the unpaid balance of the Liabilities unless the Lender specifically agrees in writing to waive any such default and/or acceleration.

         THIS MORTGAGE CONTAINS A POWER OF SALE AND UPON DEFAULT MAY BE FORECLOSED BY ADVERTISEMENT. IN A FORECLOSURE BY ADVERTISEMENT, NO HEARING IS INVOLVED AND THE ONLY NOTICE REQUIRED IS PUBLICATION OF A FORECLOSURE NOTICE IN A LOCAL NEWSPAPER AND POSTING A COPY OF THE NOTICE UPON THE PROPERTY. IF THIS MORTGAGE IS FORECLOSED BY ADVERTISEMENT UNDER THE PROVISIONS OF MICHIGAN COMPILED LAWS 600.3201 ET SEQ., GRANTOR HEREBY KNOWINGLY, VOLUNTARILY, AND INTELLIGENTLY WAIVES ALL RIGHTS UNDER THE CONSTITUTION AND LAWS OF THE STATE OF MICHIGAN AND THE CONSTITUTION AND LAWS OF THE UNITED STATES OF AMERICA TO ANY NOTICE OR HEARING IN CONNECTION WITH A FORECLOSURE BY ADVERTISEMENT EXCEPT AS SET FORTH IN THE MICHIGAN STATUTE.

         d. COLLECTION OF RENTS. Enter into peaceful possession of the Property and/or to collect and receive all rents, issues, income and profits from the Property, terminate any tenancy, maintain proceedings to recover rents or possession of any of the Property from any tenant or trespasser, rent or lease the Property or any portion thereof upon such terms as the Lender deems best, and have the right to all oil and gas royalties and any other income from the Property. Lender, in such order as Lender in its sole discretion elects, may apply the proceeds of any rents, issues, profits and income to: (i) preservation, maintenance or operation of the Property, (ii) payment of taxes due on the Property; and (iii) payment of the Liabilities. Grantor irrevocably consents and agrees that the lessee(s) under any Lease, upon demand and notice from Lender of Grantor's default, shall be required to pay all rents, issues, profits and income to Lender, without any obligation upon such lessee(s) to determine the actual existence of any default by Grantor. Lender may enter upon the Property or any part thereof, by its officers, agents, or employees, for the collection of the rents, issues and profits and for the operation and maintenance of the Property, and Grantor hereby authorizes Lender in general to perform all acts necessary for the operation and maintenance of the Property in the same manner and to the same extent that the Grantor might so act. Such entry and taking possession of the Property or any part thereof by Lender, may be made by actual entry and possession or by written notice served personally upon or sent by certified mail to the last owner of the Property appearing on the records of the Lender, as the Lender elects, without further authorization or notice.

         In connection with the Lender's right to possession of the Property upon the occurrence of an Event of Default, as specified in the foregoing paragraph, Grantor acknowledges that it has been advised that there is a significant body of case law in Michigan which purportedly provides that in the absence of a showing of waste of a character sufficient to endanger the value of the Property, or other special factors, a mortgagor is entitled to remain in possession of the Property, and to enjoy the income, rents and profits therefrom, during the pendency of foreclosure proceedings and until the expiration of the redemption period, even if the mortgage documents expressly provide to the contrary. Grantor further acknowledges that it has been advised that the Lender recognizes the value of the security covered hereby is inextricably intertwined with the effectiveness of the management, maintenance and general operation of the Property, and that the Lender would not make the loan secured hereby unless it could be assured that it would have the right to take possession of the Property in order to manage or to control management thereof, and to enjoy the income, rents and profits therefrom, immediately upon the occurrence of an Event of Default hereunder, notwithstanding that foreclosure proceedings may not have been instituted, or are pending, or the redemption period may not have expired. Accordingly, Grantor hereby knowingly, intelligently and voluntarily waives all right to possession of the Property from and after the occurrence of an Event of Default hereunder, upon demand for possession by the Lender, and Grantor agrees not to assert any objection or defense to the Lender's request or petition to a court for possession. The rights hereby conferred upon the Lender have been agreed upon prior to the occurrence of an Event of Default hereunder and the exercise by the Lender of any such rights shall not be deemed to put the Lender in the status of a "mortgagee in possession". Grantor acknowledges that this provision is material to this transaction and that the Lender would not make the loan secured hereby but for this paragraph.

         e. TITLE REPORTS. Procure mortgage foreclosure or title reports. Grantor covenants to pay forthwith to the Lender all sums paid for such purposes with interest at the highest rate applicable to the Liabilities, and such sums and the interest thereon shall constitute a further lien upon the Property.

         f. APPRAISALS AND AUDITS. Procure appraisals, environmental audits and such other investigations or analyses of the Property as the Lender may determine to be required by regulatory or accounting rules, procedures or practices or to otherwise be prudent or necessary. Grantor shall grant the Lender free and unrestricted access to the Property for such purposes. Grantor covenants to pay forthwith to the Lender all sums paid for such purposes with interest at the highest rate applicable to the Liabilities, and such sums and the interest thereon shall constitute a further lien upon the Property.

         20. COSTS OF LEGAL PROCEEDINGS. The Grantor shall pay the Lender a reasonable attorney's fee in addition to all other legal costs in case the Lender shall become a party, either as plaintiff or defendant, to any legal proceedings in relation to the Property or the lien created hereby, which sums shall be secured hereby and shall be payable forthwith at the highest rate applicable to the Liabilities.

         21. BOOKS AND RECORDS. The Grantor covenants and agrees to furnish to the Lender promptly certificates of occupancy and such other books, records, documents, information and statements pertaining to the Grantor, the Property and its operations and any guarantor(s) as the Lender may request. All books, records and other information provided by Grantor hereunder shall be in a form that is acceptable to the Lender and all costs of providing the same shall be borne entirely by Grantor.

         22. PAYMENT UPON ACCELERATION SUBJECT TO ANY PREPAYMENT PENALTY. Upon the occurrence of an Event of Default by Grantor hereunder and following the acceleration of maturity of the Liabilities, a tender of payment of the amount necessary to satisfy the entire Liabilities, made at any time prior to the foreclosure sale by Grantor, or by anyone in behalf of the Grantor, shall constitute an evasion of the payment terms of the Liabilities and shall be deemed to be a voluntary prepayment thereunder, and any such payment, to the extent permitted by law, will therefore include the premium required under the prepayment privilege, if any, applicable to the Liabilities.

         23. SECURITY AGREEMENT AND FINANCING STATEMENTS. Grantor shall execute, acknowledge and deliver any and all such further conveyances, documents, mortgages and assurances as the Lender may reasonably require for accomplishing the purposes hereof, including financing statements required by the Lender to protect its interest under the provisions of the Michigan Uniform Commercial Code, as amended, forthwith upon the written request of the Lender. Upon any failure of Grantor to do so, the Lender may execute, record, file, re-record and refile any and all such documents for and in the name of Grantor, and Grantor hereby irrevocably appoints the Lender as agent and attorney-in-fact of Grantor for the foregoing purposes. This instrument is intended by the parties to be, and shall be construed as, a security agreement, as that term is defined and used in Article Nine of the Michigan Uniform Commercial Code, as amended, and shall grant to the Lender a security interest in that portion of the Property with respect to which a security interest can be granted under Article Nine of the Michigan Uniform Commercial Code, as amended, which security interest shall include a security interest in all personalty owned by Grantor, whether now owned or subsequently acquired, which is or in the future may be physically located on or affixed to the Property described in Exhibit "A" hereto, regardless of whether such personalty consists of fixtures under Michigan law, a security interest in the proceeds and products of the proceeds of all insurance policies now or hereafter covering all or any part of such collateral. For purposes of Article Nine of the Michigan Uniform Commercial Code, (a) Grantor herein is the "debtor", (b) the Lender herein is the "secured party", (c) information concerning the security interest created hereby may be obtained from the Lender at its address set forth on page 1 hereof, and (d) Grantor's mailing address is that set forth on page 1 hereof.

         24. NON-LENDER LIENS, INSOLVENCY PROCEEDINGS. If any non-Lender mortgage foreclosure proceeding or any Federal, State or local tax lien, seizure, levy, forfeiture, or any other lien or proceeding shall be instituted, recorded, or filed against the Property which is not discontinued, reserved for in cash in an amount and manner satisfactory to Lender, or bonded by a company satisfactory to Lender within thirty (30) days after initiation, recording or filing, or if any insolvency or receivership proceedings, either voluntary or involuntary, are instituted by or against Grantor for the liquidation or rehabilitation of Grantor's assets and affairs, or if any criminal proceedings are initiated wherein forfeiture of the Property is a potential penalty, the Lender may, at its option and without notice, declare the entire Liabilities to be immediately due and payable and may institute all such proceedings, including foreclosure of this Mortgage, as the Lender deems necessary to protect its interest in the Property.

         25. PRIOR MORTGAGE. If Lender has consented and agreed that this Mortgage is to be second and subordinate to a prior recorded mortgage, Grantor expressly covenants and agrees that Grantor shall not borrow any additional sum nor incur any additional indebtedness or other obligation secured by the prior mortgage, shall promptly pay the prior mortgage indebtedness in accordance with the terms of the note or obligation secured by the prior mortgage, shall fully and promptly keep and perform all of the terms, conditions, and covenants of the prior note, obligation, mortgage, and other agreements pertaining thereto, and any default by Grantor thereunder shall constitute a default by Grantor under this Mortgage. The Lender may, at Lender's sole option but without obligation to do so, cure any default by Grantor in any indebtedness or other agreement secured by any prior mortgage, as the Lender deems necessary to protect Lender's mortgage lien, assignments and security interests under this Mortgage, and all moneys advanced by Lender and all costs incurred in effecting any such cure, including reasonable attorney fees, shall be added to the Liabilities secured by this Mortgage. Grantor shall not be required to make monthly payments under this Mortgage for the payment of taxes, assessments, and insurance premiums if the prior mortgage requires such payment and the prior mortgagee maintains a reserve fund which, in the opinion of Lender, is adequate for the payment of all taxes, assessments and insurance premiums due and to become due upon the Property. Grantor hereby consents and agrees that Lender may contact any prior mortgagee or other lienor at any time to obtain the payment status, unpaid balance, copies of any documents and agreements pertaining to Grantor or the Property, and such other information as Lender deems advisable.

         26. SURETYSHIP WAIVERS. This mortgage secures an obligation of payment and not of collection, and the Grantor agrees that the Lender's recourse on this Mortgage shall be immediate at any time after the Liabilities or any part thereof have not been paid when due (whether by acceleration or otherwise) or the Grantor or the Borrower has defaulted or otherwise failed to perform when due any of its obligations, covenants, representations or warranties to the Lender. The Lender's rights under this Mortgage shall not be contingent upon the exercise or enforcement by the Lender of whatever remedies it may have against the Borrower or others, or the enforcement of any other lien or realization upon any other security or collateral the Lender may at any time possess. Any one or more successive and/or concurrent actions may be brought hereon against Grantor either in the same action, if any, brought against Borrower or in separate actions, as often as the Lender, in its sole discretion, may deem advisable. No election to proceed in one form of action or proceeding, or against any party, or on any obligation, shall constitute a waiver of the Lender's right to proceed in any other form of action or proceeding or against other parties unless the Lender has expressly waived such right in writing. Specifically, but without limiting the generality of the foregoing, no action or proceeding by the Lender against Borrower under any document or instrument evidencing or securing the Liabilities shall serve to diminish the rights of the Lender under this Mortgage, except to the extent the Lender realizes payment by such action or proceeding, notwithstanding the effect of any such action or proceeding upon Grantor's right of subrogation against Borrower, if any.

         The obligations of the Grantor under this Mortgage shall in no way be affected or impaired by: (a) any amendment, alteration, extension, renewal, waiver, indulgence or other modification of the Liabilities; (b) any settlement or compromise in connection with the Liabilities; (c) any subordination of payments under the Liabilities to any other debt or claim; (d) any substitution, exchange, release or other disposition of all or any part of any collateral for the Liabilities; (e) any failure, delay, neglect, act or omission by the Lender to act in connection with the Liabilities; (f) any advances for the purpose of performing any covenant or agreement of the Borrower, or curing any breach; (g) the filing by or against Borrower of Lenderruptcy, insolvency, reorganization or other debtor's relief afforded Borrower pursuant to the present or future provisions of the Lenderruptcy Code or any other state or federal statute or by the decision of any court; or (h) any other matter whether similar or dissimilar to the foregoing. The obligations of Grantor are unconditional, notwithstanding any defect in the genuineness, validity, regularity or enforceability of the Liabilities or any other circumstances whether or not referred to herein, which might otherwise constitute a legal or equitable discharge or defense of a surety or Grantor.

         The Grantor hereby waives each and every defense which, under principles of suretyship law or otherwise, would otherwise operate to impair or diminish the liability of Grantor or the rights of the Lender hereunder, including, without limitation: (a) notice of acceptance of this Mortgage and of creations of Liabilities of Borrower to the Lender;

(b) any subrogation to the rights of the Lender against Borrower until the Liabilities have been paid in full; (c) presentment and demand for payment of any Liabilities of Borrower; (d) protest, notice of protest, and notice of dishonor or default to the Grantor or to any other party with respect to any of the Liabilities; (e) all other notices to which the Grantor might otherwise be entitled; (f) any demand for payment under this Mortgage; (g) any defense arising by reason of any disability or other defense of Borrower by reason of the cessation from any cause whatsoever of the liability of the Borrower; (h) any rights to extension, composition or otherwise under the Lenderruptcy Code or any amendments thereof, or under any state or other federal statute; and (i) any right or claim or claim of right to cause a marshalling of Borrower's assets. No notice to or demand on the Grantor shall be deemed to be a waiver of the obligations of the Grantor or of the right of the Lender to take further action without notice or demand as provided herein.

         27. BINDING EFFECT. Until this Mortgage is discharged in full, all of the covenants and conditions hereof shall run with the land and shall be binding upon the successors and assigns of Grantor, and shall inure to the benefit of the successors and assigns of the Lender. Any reference herein to "Grantor" or the "Lender" shall include their respective successors and assigns.

         28. NOTICES. All notices, demands and requests required or permitted to be given to Grantor hereunder or by law shall be deemed delivered when deposited in the United States mail, with full postage prepaid thereon, addressed to Grantor at the last address of Grantor on the records of the Lender.

         29. NO WAIVER. No waiver by the Lender of any right or remedy granted hereunder shall affect or extend to any other right or remedy of the Lender hereunder, nor affect the subsequent exercise of the same right or remedy by the Lender for any further or subsequent Event of Default by Grantor hereunder, and all such rights and remedies of the Lender hereunder are cumulative. Time is of the essence.

         30. SEVERABILITY. If any provision(s) hereof are in conflict with any statute or rule of law of the State of Michigan or are otherwise unenforceable for any reason whatever, then such provision(s) shall be deemed null and void to the extent of such conflict or unenforceability, but shall be deemed separable from and shall not invalidate any other provisions of this Mortgage.

         31. PRONOUNS. If more than one person joins in the execution hereof, or is of the feminine sex, or a corporation, the pronoun and relative words herein used shall be read as if in plural, feminine or neuter, respectively.

         IN WITNESS WHEREOF, this Mortgage was executed and delivered by the undersigned on the date stated in the first paragraph above.

                                  GRANTOR:

                                  MEADOWBROOK INSURANCE GROUP, INC., a
                                  Michigan corporation



                                  By:              /s/ Robert S. Cubbin
                                           --------------------------------
                                           ROBERT S. CUBBIN
                                  Its:     President and CEO



STATE OF MICHIGAN   )
                    )ss
COUNTY OF OAKLAND   )

         The foregoing instrument was acknowledged before me on January 1, 2005 by Robert S. Cubbin, who is the President and CEO of Meadowbrook Insurance Group, Inc., a Michigan corporation, on behalf of the corporation.



                                           --------------------------------

                                           Notary Public,             County, MI
                                                          -----------
                                           My commission expires:
                                                                 ---------------

DRAFTED BY:

Scott K. Lites, Esq.
Plunkett & Cooney, P.C.
38505 Woodward Avenue
Suite 2000
Bloomfield Hills, Michigan  48304



WHEN RECORDED RETURN TO:

Meadowbrook Insurance Group, Inc.
26255 American Drive
Southfield, Michigan  48034

                                   "EXHIBIT A"

         Land in the City of Southfield, County of Oakland and State of Michigan, described as:





































Tax Parcel No.:

Commonly known as: